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                                                                      Exhibit 24


                               POWER OF ATTORNEY



    WHEREAS, BURLINGTON NORTHERN SANTA FE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

    WHEREAS, the undersigned serve the Company in the capacity indicated;

    NOW, THEREFORE the undersigned hereby constitutes and appoints DENIS E. SPRINGER and JEFFREY R. MORELAND, his attorney with full power to act for him in his name, place and stead, to sign his name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1995, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned this 22nd day of March, 1996.



/s/ Joseph F. Alibrandi                      /s/ Jack S. Blanton
- ---------------------------------            --------------------------------
Joseph F. Alibrandi, Director                Jack S. Blanton, Director



/s/ John J. Burns, Jr.                       /s/ Daniel P. Davison
- ---------------------------------            --------------------------------
John J. Burns, Jr., Director                 Daniel P. Davison
                                             Chairman of the Board, Director



/s/ George Deukmejian                        /s/ Daniel J. Evans
- ---------------------------------            --------------------------------
George Deukmejian, Director                  Daniel J. Evans, Director



/s/ Robert D. Krebs                          /s/ Bill M. Lindig
- ---------------------------------            --------------------------------
Robert D. Krebs, President and               Bill M. Lindig, Director
Chief Executive Officer, and Director



/s/ Ben F. Love                              /s/ Roy S. Roberts
- ---------------------------------            --------------------------------
Ben F. Love, Director                        Roy S. Roberts, Director



/s/ Marc J. Shapiro                          /s/ Arnold R. Weber
- ---------------------------------            --------------------------------
Marc J. Shapiro, Director                    Arnold R. Weber, Director
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/s/ Robert H. West                           /s/ J. Steven Whisler
- ---------------------------------            --------------------------------
Robert H. West, Director                     J. Steven Whisler, Director



/s/ Edward E. Whitacre, Jr.                  /s/ Ronald B. Woodard
- ---------------------------------            --------------------------------
Edward E. Whitacre, Jr., Director            Ronald B. Woodard, Director



/s/ Michael B. Yanney
- ---------------------------------
Michael B. Yanney, Director